                                                                 EXHIBIT 10.H2

                   A S S I G N M E N T
             Of Real Property Sale Contract


          ASSIGNMENT made and entered into this 20th day of February, 1985, by DAVID D. NEAL and MARILYN K. NEAL, hereinafter called the Assignors, to UNITED GROCERS, INC., an Oregon corporation, with office at 6433 Lake Road, Milwaukie, Oregon, hereinafter called the Assignee.
          WHEREAS, the Assignors entered into an agreement, hereinafter referred to as a Real Estate Contract of Sale, with MARIO PASTEGA, located at Tillamook County, State of Oregon (see attached Exhibit A for property description, which by this reference is made a part hereof), dated November 15, 1980 (see attached Exhibit B), pursuant to which agreement PASTEGA agrees to pay according to the terms of the agreement of ***ONE HUNDRED FIFTY FIVE THOUSAND SEVEN HUNDRED AND NO/100 DOLLARS*** ($155,700.00) to the Assignors, and
          WHEREAS, UNITED GROCERS, INC., has established a security interest in said Real Estate Contract of Sale supported by UCC Filing No. J84384
                  ------
          WHEREAS, there is due and owing under said Real Estate Contract of Sale ----------------------------------------------
          WHEREAS, the Assignors have performed the obligations of said PASTEGA's Real Estate Contract of Sale thereunder, and
          WHEREAS, the Assignors are presently indebted to the Assignee in the sum of ***NINETY THOUSAND AND NO/100 DOLLARS*** ($90,000.00) as evidenced by an Installment Note dated February 20, 1985, with interest thereon at the prevailing United Grocers, Inc. loan rate, it is therefore agreed:
          1. ASSIGNMENT: To pledge as partial security for the said United Grocers, Inc., Note and interest thereon, and any notes and obligations hereafter incurred; the Assignors, DAVID D. NEAL and MARILYN K. NEAL hereby assign to the Assignee, UNITED GROCERS, INC., its successors and assigns, and the Assignee, its successors and assigns, shall have the right to the monthly payments if Assignors become in default under the terms and conditions of the said Note between UNITED GROCERS, INC., DAVID D. NEAL, and MARILYN K. NEAL, and SMN COMPANY dba Sunset Thriftway, and in such event UNITED GROCERS, INC., shall also reserve all rights to receive such money or any part thereof and the right to collect and demand with respect to the money due under the Real Estate Contract of Sale.
          2. POWER OF ATTORNEY: The Assignors hereby irrevocably appoint the Assignee, its successors and assigns, its true and lawful attorney, to collect and to receive all such moneys.
          3. APPLICATION: The Assignors covenant that they have received the sum of money advanced by the Assignee, as evidenced by an Installment Note referred to above, in addition to the stipulated monthly payments.
          4. WARRANTIES: The Assignors warrants that the balance now due or hereafter to become due on the Real Estate Contract of Sale is $------------- and that it has not made any prior assignments of any such moneys.
          IN WITNESS WHEREOF, the Assignors have signed and acknowledged this instrument in triplicate.


ASSIGNORS:                        ASSIGNEE:

/s/ David D. Neal           UNITED GROCERS, INC.
--------------------------
David D. Neal                     By   /s/ G. P. Fleming
                                    ------------------------
                                    G. P. Fleming, Assistant
                                     Secretary

/s/ Marilyn K. Neal
--------------------------
Marilyn K. Neal

                                  EXHIBIT "A"


          A tract of land located in the Northeast quarter of Section 29 and the Northwest quarter of Section 28, Township 1 South, Range 9 West, Willamette Meridian, Tillamook County, Oregon.

          Beginning at an iron rod which bears North 66 12'00" East 422.04 feet from the Northeast corner of the John S. Tripp D.L.C.; thence East 322.54 feet to an iron rod; thence South 1 degree 07' West 009.99 feet to an iron rod on the North line of that tract of land described in Book 247, page 591, Tillamook County Deed Records, said iron rod being North 89 degrees41' West
9.00 feet from the Northeast Corner of said tract; thence North 89 41' West
271.5 feet to an iron rod at the Northwest corner of that tract described in Book 233, page 649, Tillamook County Deed Records; thence South 1 degrees07' West 39.87 feet to an iron rod at the Northeast corner of that tract described in Book [illegible], page 572, Tillamook County Deed Records; thence following the North line of said tract North 89 degrees46' West 51.01 feet to an iron rod; thence North 1 degree 07' East 708.15 feet to the point of beginning.

                               CONTRACT OF SALE

          THIS CONTRACT OF SALE made and entered into this 15th day of November, 1980, by and between DAVID D. NEAL and MARILYN K. NEAL, husband and wife, hereinafter called Seller, and MARIO PASTEGA, hereinafter called Purchaser.
                                  WITNESSETH:
          In consideration of the terms and conditions hereof and the sum of One Hundred Fifty-five Thousand Seven Hundred Dollars ($155,700.00) as the agreed purchase price to be paid by the Purchaser to the Seller as herein provided, Seller agrees to sell to Purchaser and Purchaser agrees to purchase that certain land and all the improvements thereon situated in Tillamook County, State of Oregon, described as follows, to-wit:
                           See attached Exhibit "A"
PURCHASE PRICE AND TERMS:
------------------------

          The purchase price of said property shall be the sum of One Hundred Fifty-five Thousand Seven Hundred Dollars ($155,700.00) payable as follows:
          a) The sum of Two Thousand Dollars ($2,000.00) which has previously been paid as earnest money.
          b) The sum of Twelve Thousand Dollars ($12,000.00) to be paid on execution hereof, receipt of which is hereby acknowledged.
          c) The remaining balance of One Hundred Forty-one Thousand Seven Hundred Dollars ($141,700.00) shall be paid in monthly installments of two Thousand Three Hundred Ninety Dollars ($2390.00) or more, including interest from November 15, 1980, at the rate of 10-1/2% per annum on the unpaid balance, the first of such installments to be paid on the 15th day of December, 1980, and subsequent installments to be paid on or before the 15th day of each and every month thereafter until the entire purchase price, including both principal and interest, is paid in full. HOWEVER, in any event, the full balance must be paid in seven (7) years from the date of this contract.
PREPAYMENT PRIVILEGES:
---------------------

          Purchaser shall have the privilege after 12/31/80 of increasing any payment or prepaying the whole consideration at any time, provided that no additional payments shall be credited as regular future payments or excuse Purchaser from making the regular payments provided for in this agreement. SALE CONTINGENCIES AND ALTERNATIVES:
-----------------------------------

          It is understood that Purchaser intends to construct a beer and soft drink distributing warehouse and offices on the premises which are the subject matter of this contract. Under the July 25, 1980 EARNEST MONEY AGREEMENT between the parties hereto relative to the sale of this property, certain conditions appearing at pages 3 and 4 were to be met prior to closing; however, it is understood that authority for zone change (item (G) p. 4., Earnest Money Agreement) has not been obtained. If that condition has not been met within 12 months of the date of this Contract of Sale, Seller hereby grants to Purchaser the option to purchase the real property described in the attached Exhibit "B" on the following terms and conditions:
          a. The terms and conditions of this CONTRACT OF SALE shall apply to the purchase of the Exhibit "B" property at the same purchase price and all payments made hereunder shall be applied against the purchase of the
Exhibit "B" property.
          b. Purchaser shall notify Seller of his exercise of option to purchase the Exhibit "B" property, in writing, no later than 15 days prior to the 15 day of November, 1981.
          Within one year from the date of this Contract Seller shall provide to Purchaser a survey of the real property purchased. Said real property shall contain five (5) acres.
          Seller agrees that he shall not sell any portion of the surrounding property now owned by Seller to any other beverage wholesaler.
          Seller further agrees not to place in the area marked in blue on Exhibit A any structure which will obstruct the view of any building placed upon the Exhibit A property from said Highway 6.
TAXES AND INSURANCE:
-------------------

          Taxes levied against the above described property for the current tax year shall be prorated between Seller and Purchaser as of November 15, 1980. Purchaser agrees to pay when due all taxes which are hereafter levied against said property and all public, municipal, and statutory liens which may hereafter lawfully be imposed upon the premises.
          Purchaser agrees to keep the buildings on said premises insured against loss by fire and other casualties covered by a standard fire insurance policy with extended coverage in an amount not less than the lesser of the balance due on this contract or the full insurable value hereunder, whichever is greater.
          Purchaser agrees, if Seller so requests, to furnish Seller with written proof of the said insurance coverage.
          All uninsured losses shall be borne by Purchaser, on or after the date Purchaser becomes entitled to possession.
          Purchaser shall also maintain adequate liability insurance on the premises.
POSSESSION:
----------

          Purchaser shall be entitled to possession of said premises as of November 15, 1980.
IMPROVEMENTS, ALTERATIONS, AND REPAIRS:
--------------------------------------

          Purchaser agrees that all improvements now located or which shall hereafter be placed on the premises shall remain a part of the real property and shall not be removed at any time prior to the expiration of this agreement without the written consent of Seller. Purchaser shall not commit or suffer any waste of the property, or any improvements thereon, or alterations thereof, and shall maintain the property, and all improvements thereon, and all alterations thereof, in good condition and repair.
TITLE INSURANCE:
---------------

          Seller shall furnish a Purchaser's Title Insurance Policy in the amount of One Hundred Fifty-five Thousand Seven Hundred Dollars ($155,700.00) within thirty days from the date hereof insuring Purchaser against loss or damage sustained by reason of the unmarketability of Seller's title, or liens or encumbrances thereon, except matters contained in usual printed exceptions in such title insurance policies, easements, conditions and restrictions of record, and encumbrances herein specified, if any.
ESCROW INSTRUCTIONS:
-------------------

          As soon as practicable following the execution of this agreement, Seller shall deliver in escrow to First American Title Insurance Company of Oregon [illegible] the following:
          a) A Warranty Deed to said property free and clear of all encumbrances described under paragraph TITLE INSURANCE as set forth above and those placed or permitted thereon by or through Purchaser subsequent to execution of this Contract.
          b)    An executed copy of this agreement.
          The parties hereto hereby instruct said escrow agent to receive for Seller's account the balance of the installment payments provided for herein. Upon full payment of the principal and interest provided for herein, the escrow agent shall deliver to Purchaser the instruments specified above.
          Escrow costs shall be shared equally.
DEFAULT PROVISIONS:
------------------

          Time is of the essence of this contract.  A default shall occur if:
          a) Purchaser fails to make any payment at the time required and Purchaser has received 10 days' written notice of the delinquency;
          b) Purchaser fails to perform any other obligation imposed by this contract and does not correct or commence correction of such failure within 30 days after receipt of written notice from Seller specifying the manner in which Purchaser is in default; or
          c) Purchaser becomes insolvent, a receiver is appointed to take possession of all or a substantial part of Purchaser's properties, Purchaser makes an assignment for the benefit of creditors or files a voluntary petition in bankruptcy, or Purchaser is the subject of an involuntary petition in bankruptcy which is not dismissed within 90 days. If Purchaser consists of more than one person or entity, the occurrence of any of these events as to any one such person or entity shall constitute a default hereunder;
          d)    Notice shall be directed to Purchaser to Post Office
Box 1103, Corvallis, OR 97330.
          In the event of a default, Seller may take any one or more of the following steps:
          a) Declare the entire balance of the purchase price and interest immediately due and payable;
          b)    Foreclose this contract by suit in equity;
          c)    Specifically enforce the terms of this contract by suit in equity;
          d) Declare this contract null and void as of the date of the breach and retain as liquidated damagaes the amount of the payments previously made hereunder. In such event, all of the right, title and interest of Purchaser to the property shall revert to and be vested in Seller without any act of re-entry or without any other act by Seller to be performed, and Purchaser agrees to peaceably surrender the property to Seller. Should Purchaser fail to so surrender the property, Seller may at his option treat Purchaser as tenant holding over unlawfully after the expiration of a lease and Purchaser may be ousted and removed as such.
          The remedies provided above shall be nonexclusive and in addition to any other remedies provided by law.
RECEIVER:
--------

          Seller shall be entitled to the appointment of a receiver as a matter of right whether or not the apparent value of the property exceeds the amount of the balance due hereunder, and any receiver appointed may serve without bond. Employment by Seller shall not disqualify a person from serving as receiver. Upon taking possession of all or any part of the property the receiver may:
          a) Use, operate, manage, control and conduct business on the property and make expenditures for all maintenance and improvements as in its judgment are proper;
          b) Collect all rents, revenues, income, issues and profits from the property and apply such sums to the expenses of use, operation and management;
          c) At Seller's option, complete any construction in progress on the property, and in that connection pay bills, borrow funds, employ contractors and make any changes in plans or specifications as Seller deems appropriate.
          If the revenues produced by the property are insufficient to pay expenses, the receiver may borrow, from Seller or otherwise, such sums as it deems necessary for the purposes stated in this paragraph, and repayment of such sums shall be secured by this contract. The amounts borrowed or advanced shall bear interest at same rate as the balance of the purchase price hereunder from the date of expenditure until repaid and shall be payable by Purchaser on demand.
REPRESENTATIONS:
---------------

          Purchaser certifies that this contract of purchase is accepted and executed on the basis of his own examination and personal knowledge of the premises and opinion of the value thereof; that no attempt has been made to influence his judgment; that no representations as to the condition or repair of said premises have been made by Seller or by any agent of Seller; that no agreement or promise to alter, repair, or improve said premises has been made by Seller or by any agent of Seller and that Purchaser takes said property and the improvements thereon in the condition existing at the time of this agreement.
WAIVER:
------

          Failure by Seller at any time to require performance by Purchaser of any of the provisions hereof shall in no way affect Seller's rights hereunder to enforce the same, nor shall any waiver by Seller of any breach hereof be held to be a waiver of any succeeding breach, or a waiver of this nonwaiver clause.
ASSIGNMENT:
----------

          Purchaser shall not assign this agreement, his rights hereunder or in the property covered hereby without the prior written consent of Seller, which consent Seller shall not unreasonably withhold.
LIENS:
-----

          Purchaser agrees that he will not suffer or permit any liens to be filed against the premises, or against any buildings erected thereon, or improvements made thereon, and will defend, keep harmless and indemnify Sellers from all damage, costs, charges, liabilities or expenses of any kind on account of any claims or liens filed against the property which is the subject of this contract, or its appurtenances.
PREPARATION OF CONTRACT:
-----------------------

          This Contract of Sale, and the Memorandum of Contract and the Warranty Deed, have been prepared by Fenner, Barnhisel and Morris, Attorneys at Law, on Purchaser's behalf. Sellers will seek advice from their attorneys if desired.
SUCCESSOR INTERESTS:
-------------------

          The covenants, conditions, and terms of this agreement shall extend to and be binding upon and inure to the benefit of the heirs, administrators, executors and assigns of the parties hereto, provided, however, that nothing contained in this paragraph shall alter the restrictions hereinabove contained relating to assignment.
ATTORNEY'S FEES:
---------------

          In the event that suit or action is instituted by any party hereto for the enforcement of the terms and provisions of this agreement, it is agreed that the party prevailing therein shall receive a judgment against the nonprevailing party for such sum as the Court may deem reasonable as attorney's fees for prosecution of said action, including any attorney's fees on appeal.
ENTIRE AGREEMENT:
----------------

          Except as to the previously referred to Earnest Money Agreement provisions, this document is the entire, final and complete agreement of the parties pertaining to the sale and purchase of the property, and supersedes and replaces all written and oral agreements heretofore made or existing by and between the parties or their representatives insofar as the property is concerned.
          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

  /s/  David D. Neal              /s/ Mario Pastega
-------------------------------   -----------------------------
David D. Neal                           Mario Pastega


  /s/  Marilyn K. Neal
-------------------------------
Marilyn K. Neal

                SELLERS                        PURCHASER

STATE OF OREGON )
                      ) ss
County of Benton      )

            On this [illegible] day of November, 1980, personally appeared before me the above named DAVID D. NEAL and MARILYN K. NEAL and acknowledged the foregoing instrument to be their voluntary act and deed.


                                      /s/ Deborah J. Bentley
                                    --------------------------------
                                    Notary Public for Oregon
                                    My commission expires: [illegible]

A 5-acre parcel lying the southeast corner of the Schimming tract abutting Shields Road represented by the area in red crosshatching below:

                              [REAL ESTATE PLAT]





























                                  EXHIBIT "A"
A 5-acre parcel abutting the Wilson River Highway represented by the area in red crosshatching below:

                              [REAL ESTATE PLAT]

























                                  EXHIBIT "B"